Exhibit 99.1

LETTER OF TRANSMITTAL

Universal City Development Partners, Ltd.

UCDP Finance, Inc.

Offer to Exchange

Up to $400,000,000 Principal Amount Outstanding of

8 7 /8% Senior Notes due 2015 and the guarantees thereof

for

a Like Principal Amount of

8 7/8% Senior Notes due 2015 and the guarantees thereof

which have been registered under the Securities Act of 1933

and

Up to $225,000,000 Principal Amount Outstanding of

10 7/8% Senior Subordinated Notes due 2016 and the guarantees thereof for

a Like Principal Amount of

10 7/8% Senior Subordinated Notes due 2016 and the guarantees thereof which have been registered under the Securities Act of 1933

Pursuant to the Prospectus, dated             , 2010

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON , 2010, UNLESS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

EXCHANGE AGENT:

The Bank of New York Mellon Trust Company, N.A.

By Registered or Certified Mail: Bank of New York Mellon Corporation Corporate Trust Operations Reorganization Unit 101 Barclay Street–7 East New York, New York 10286 Attn: Diane Amoroso	By Hand or Overnight Courier: Bank of New York Mellon Corporation Corporate Trust Operations Reorganization Unit 101 Barclay Street–7 East New York, New York 10286 Attn: Diane Amoroso	By Facsimile: Bank of New York Mellon Corporation (212) 298-1915 Attn: Diane Amoroso

For information, call:

(212) 815-2742

Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

The undersigned acknowledges that he or she has received the prospectus, dated             , 2010 (the “Prospectus”), of Universal City Development Partners, Ltd., a Florida limited partnership (“UCDP”), and UCDP Finance, Inc., a Florida corporation (“UCDP Finance” and, together with UCDP, the “Registrants”), and this letter of transmittal (the “Letter”), which together constitute the Registrants’ offer (the “Exchange Offer”) to exchange (i) an aggregate principal amount of up to $400,000,000 of registered 8 7/8% Senior Notes due 2015 (the “Senior Exchange Notes”) of the Registrants and the guarantees thereof for an equal principal amount of the Registrants’ outstanding 8 7/8% Senior Notes due 2015 (the “Senior Original Notes”) and the guarantees thereof and (ii) an aggregate principal amount of up to $225,000,000 of registered 10 7/8 % Senior Subordinated Notes due 2016 (the “Senior Subordinated Exchange Notes” and, together with the Senior Exchange Notes, the “Exchange Notes”) of the Registrants and the guarantees thereof for an equal principal amount of the Registrants’ outstanding 10 7/8%

Senior Subordinated Notes due 2016 (the “Senior Subordinated Original Notes” and, together with the Senior Original Notes, the “Original Notes”) and the guarantees thereof. Capitalized terms used but not defined herein shall have the same meaning given to them in the Prospectus.

For each Senior Original Note accepted for exchange, the holder of such Senior Original Note will receive a Senior Exchange Note having a principal amount equal to that of the surrendered Senior Original Note. The Senior Exchange Notes will bear interest at a rate of 8 7/8% per annum from the most recent date to which interest on the Senior Original Notes has been paid or, if no interest has been paid, from November 6, 2009. Interest on the Senior Exchange Notes will be payable semiannually in arrears on November 15 and May 15 of each year, beginning on May 15, 2010. The Senior Exchange Notes will mature on November 15, 2015. The terms of the Senior Exchange Notes are substantially identical to the terms of the Senior Original Notes, except that the Senior Exchange Notes have been registered under the Securities Act and are free of any obligation regarding registration.

For each Senior Subordinated Original Note accepted for exchange, the holder of such Senior Subordinated Original Note will receive a Senior Subordinated Exchange Note having a principal amount equal to that of the surrendered Senior Subordinated Original Note. The Senior Subordinated Exchange Notes will bear interest at a rate of 10 7/8% per annum from the most recent date to which interest on the Senior Subordinated Original Notes has been paid or, if no interest has been paid, from November 6, 2009. Interest on the Senior Subordinated Exchange Notes will be payable semiannually in arrears on November 15 and May 15 of each year, beginning on May 15, 2010. The Senior Subordinated Exchange Notes will mature on November 15, 2016. The terms of the Senior Subordinated Exchange Notes are substantially identical to the terms of the Senior Subordinated Original Notes, except that the Senior Subordinated Exchange Notes have been registered under the Securities Act and are free of any obligation regarding registration.

If the Exchange Offer is not completed (or, if required, a shelf registration statement is not declared effective) on or before the date that is 425 days after the Issue Date (the “Target Registration Date”), the annual interest rate borne by the applicable series of notes will be increased 0.25% per annum, with respect to the first 90 days after the Target Registration Date, and, if the Exchange Offer is not completed (or, if required, the applicable shelf registration statement is not declared effective) prior to the end of such 90-day period, by an additional 0.25% per annum (provided that the interest rate will not be increased by more than 1.0% per annum in the aggregate), in each case until the Exchange Offer is completed or the applicable shelf registration statement is declared effective.

The Registrants reserve the right, at any time or from time to time, to extend the Exchange Offer at their discretion, in which event the term “Expiration Date” shall mean the latest time and date to which the Exchange Offer is extended. The Registrants shall publicly announce any extension by making a timely release through an appropriate news agency.

This Letter is to be completed by a holder of Original Notes either if certificates are to be forwarded herewith or if tenders are to be made according to the guaranteed delivery procedures set forth in “The exchange offer—Guaranteed delivery procedures” section of the Prospectus. Holders of Original Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender (a “Book-Entry Confirmation”) of their Original Notes into the account maintained by The Bank of New York Mellon Trust Company, N.A. at The Depository Trust Company (the “Book-Entry Transfer Facility”) and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Original Notes according to the guaranteed delivery procedures set forth in “The exchange offer—Guaranteed delivery procedures” section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

List below the Original Notes to which this Letter relates. If the space provided below is inadequate, the numbers and principal amount at maturity of Original Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF ORIGINAL NOTES
	1	2	3	4	5
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount of Senior Original Notes Represented by Certificate	Principal Amount of Senior Original Notes Tendered**	Aggregate Principal Amount of Senior Subordinated Original Notes Represented by Certificate	Principal Amount of Senior Subordinated Original Notes Tendered***

	Total

*          Need not be completed if Original Notes are being tendered by book-entry transfer.

**       Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Senior Original Notes represented by the Senior Original Notes indicated in column 2. See Instruction 2. Senior Original Notes tendered must be in an amount equal to $2,000 in principal amount and integral multiples of $1,000 in excess thereof. See Instruction 1.

***     Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Senior Subordinated Original Notes represented by the Senior Subordinated Original Notes indicated in column 4. See Instruction 2. Senior Subordinated Original Notes tendered must be in an amount equal to $2,000 in principal amount and integral multiples of $1,000 in excess thereof. See Instruction 1.

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number	Transaction Code Number

☐	CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution which guaranteed delivery

If Being Delivered by Book-Entry Transfer, Complete the Following:

Account Number	Transaction Code Number

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Registrants the aggregate principal amount of the Original Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Registrants all right, title and interest in and to such Original Notes as are being tendered hereby.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Original Notes tendered hereby and that the Registrants will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Registrants. The undersigned hereby further represents that it is not an “affiliate”, as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”), of any Registrant, that any Exchange Notes to be received by it will be acquired in the ordinary course of business and that at the time of commencement of the Exchange Offer it had no arrangement with any person to participate in a distribution of the Exchange Notes.

In addition, if the undersigned is a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes, it represents that the Original Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned also acknowledges that the Exchange Offer is being made by the Registrants based upon the Registrants’ understanding of an interpretation by the staff of the U.S. Securities and Exchange Commission (the “Commission”) as set forth in no-action letters issued to third parties, that the Exchange Notes issued in exchange for the Original Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof, without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that: (1) such holders are not affiliates of the Registrants within the meaning of Rule 405 under the Securities Act; (2) such Exchange Notes are acquired in the ordinary course of such holders’ business; and (3) such holders are not engaged in, and do not intend to engage in, a distribution of such Exchange Notes and have no arrangement or understanding with any person to participate in the distribution of such Exchange Notes. However, the staff of the Commission has not considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer as in other circumstances. If a holder of Original Notes is an affiliate of the Registrants, acquires the Exchange Notes other than in the ordinary course of such holder’s business or is engaged in or intends to engage in a distribution of the Exchange Notes or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder could not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Registrants to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in “The exchange offer—Withdrawal of tenders” section of the Prospectus.

Unless otherwise indicated in the box entitled “Special Issuance Instructions” below, please deliver the Exchange Notes in the name of the undersigned or, in the case of a book-entry delivery of Original Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the Exchange Notes to the undersigned at the address shown above in the box entitled “Description of Original Notes.”

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF ORIGINAL NOTES” ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if certificates for Original Notes not exchanged and/or Exchange Notes are to be issued in the name of and sent to someone other than the person(s) whose signature(s) appear(s) on this Letter above, or if Original Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue Exchange Notes and/or Original Notes to:

Name(s):
(Please Type or Print)

(Please Type or Print)

Address:

(Including Zip Code)

(Complete accompanying Substitute Form W-9) ☐ Credit unexchanged Original Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

(Book-Entry Transfer Facility Account Number, if applicable)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 3 and 4)

To be completed ONLY if certificates for Original Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter above or to such person(s) at an address other than shown in the box entitled, “Description of Original Notes” on this Letter above.

Mail Exchange Notes and/or Original Notes to:

Name(s):
(Please Type or Print)

(Please Type or Print)

Address:

(Including Zip Code)

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR ORIGINAL NOTES) OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

PLEASE SIGN HERE

(TO BE COMPLETED BY ALL TENDERING HOLDERS)

(Complete accompanying Substitute Form W-9 on reverse side)

X:

X:
	(Signature(s) of Registered Owner(s))	(Date)

Area Code and Telephone Number:

If a holder is tendering any Original Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Original Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):

Title:
(Please Type or Print)

Capacity:

Address:
(Including Zip Code)

SIGNATURE GUARANTEE

(if Required by Instruction 3)

Signature Guaranteed by an Eligible Institution:
(Authorized Signature)

(Title)

(Name and Firm)

Date:

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer to Exchange

Up to $400,000,000 Principal Amount Outstanding of

8 7/8% Senior Notes due 2015 and the guarantees thereof

for

a Like Principal Amount of

8 7/8% Senior Notes due 2015 and the guarantees thereof

which have been registered under the Securities Act of 1933

and

Up to $225,000,000 Principal Amount Outstanding of

10 7/8% Senior Subordinated Notes due 2016 and the guarantees thereof for

a Like Principal Amount of

10 7/8% Senior Subordinated Notes due 2016 and the guarantees thereof which have been registered under the Securities Act of 1933

1.	Delivery of this Letter and Original Notes; Guaranteed Delivery Procedures.

This Letter or, in lieu thereof, a message from the Book-Entry Transfer Facility stating that the holder has expressly acknowledged receipt of, and agrees to be bound by and held accountable by, this Letter (a “Book-Entry Acknowledgement”) is to be completed by or received with respect to holders of Original Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in “The exchange offer—Procedures for tendering” section of the Prospectus. Certificates for all physically tendered Original Notes (or Book-Entry Confirmation), as well as a properly completed and duly executed letter of transmittal (or facsimile thereof) and any other documents required by this Letter (or, in lieu thereof, a Book-Entry Acknowledgement), must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Original Notes tendered hereby must be in an amount equal to $2,000 in principal amount and integral multiples of $1,000 in excess thereof.

Holders of Original Notes whose certificates for Original Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Original Notes pursuant to the guaranteed delivery procedures set forth in “The exchange offer—Guaranteed delivery procedures” section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed notice of guaranteed delivery (or facsimile thereof), substantially in the form provided by the Registrants (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Original Notes, the certificate number(s) of such Original Notes, if any, and the principal amount of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the Expiration Date, (a) the certificate or certificates representing the Original Notes to be tendered, or a confirmation of book-entry transfer, as the case may be, and (b) the letter of transmittal (or facsimile thereof) and any other documents required by this Letter or, in lieu thereof, a Book-Entry Acknowledgement, will be deposited by the Eligible Institution (as defined below) with the Exchange Agent, and (iii) (a) certificate or certificates representing all tendered Original Notes, or a confirmation of book-entry transfer, as the case may be, and (b) the properly completed and duly executed letter of transmittal (or facsimile thereof) and all other documents required by this Letter or, in lieu thereof, a Book-Entry Confirmation, are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

The method of delivery of this Letter, the Original Notes and all other required documents is at the election and risk of the tendering holders. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No letter of transmittal or Original Notes should be sent to the Registrants. Holders may request their respective brokers, dealers, commercial banks, trust companies or nominees to effect the tenders for such holders.

See “The exchange offer” section of the Prospectus.

2.	Partial Tenders (not applicable to holders of Original Notes who tender by book-entry transfer); Withdrawals.

If less than all of the Original Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Original Notes to be tendered in the box above entitled “Description of Original Notes—Principal Amount of Senior Original Notes Tendered” or “Description of Original Notes—Principal Amount of Senior Subordinated Original Notes Tendered.” A newly reissued certificate for the Original Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All of the Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date. To be effective with respect to the tender of Original Notes, a written or facsimile transmission notice of withdrawal must: (i) be received by the Exchange Agent prior to the Expiration Date; (ii) specify the name of the person who deposited the Original Notes to be withdrawn; (iii) identify the Original Notes to be withdrawn (including the certificate number(s), if any, and principal amount of such Original Notes); (iv) be signed by the depositor in the same manner as the original signature on this Letter by which such Original Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee register the transfer of such Original Notes into the name of the person withdrawing the tender; and (v) specify the name in which any such Original Notes are to be registered, if different from that of the depositor. The Exchange Agent will return the properly withdrawn Original Notes promptly following receipt of notice of withdrawal. If Original Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Original Notes or otherwise comply with the Book-Entry Transfer Facility’s procedures. All questions as to the validity of notices of withdrawal, including time of receipt, will be determined by the Registrants, and such determination will be final and binding on all parties.

3.	Signatures on this Letter, Bond Powers and Endorsements; Guarantee of Signatures.

If this Letter is signed by the registered holder(s) of the Original Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without alteration, enlargement or any change whatsoever.

If any tendered Original Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

If any tendered Original Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

When this Letter is signed by the registered holder(s) (which term, for the purposes described herein, shall include the Book-Entry Transfer Facility whose name appears on a security listing as the owner of the Original Notes) of the Original Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued to a person other than the registered holder(s), then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an Eligible Institution (as defined below).

If this Letter is signed by a person other than the registered holder(s) of any Original Notes specified therein, such certificate(s) must be endorsed by such registered holder(s) or accompanied by separate written instruments of transfer or endorsed in blank by such registered holder(s) in form satisfactory to the Registrants and duly executed by the registered holder, in either case signed exactly as such registered holder’s or holders’ name(s) appear(s) on the Original Notes.

If this Letter or any certificates of Original Notes or separate written instruments of transfer or exchange are signed or endorsed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Registrants, evidence satisfactory to the Registrants of their authority to so act must be submitted with this Letter.

Signature on a Letter or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Original Notes tendered pursuant thereto are tendered (i) by a registered holder who has not completed the box entitled “Special Payment Instructions” or “Special Delivery Instructions” on the Letter or (ii) for the account of an Eligible Institution. In the event that signatures on a Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantee must be by a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc., a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an “Eligible Institution”).

4.	Special Issuance and Delivery Instructions.

Tendering holders of Original Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such Original Notes not exchanged will be returned to the name and address of the person signing this Letter.

5.	Tax Identification Number and Backup Withholding.

An exchange of Original Notes for Exchange Notes will not be treated as a taxable exchange or other taxable event for U.S. Federal income tax purposes. In particular, no backup withholding or information reporting is required in connection with such an exchange. However, U.S. Federal income tax law generally requires that payments of principal and interest on a note to a holder be subject to backup withholding unless such holder provides the payor with such holder’s correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9 below or otherwise establishes a basis for exemption. If such holder is an individual, the TIN is his or her social security number. If the payor is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, such holder may be subject to backup withholding in an amount that is currently 28% of all reportable payments of principal and interest.

Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and check the box marked “exempt” in Part 2, to avoid possible erroneous backup withholding. If the tendering holder of Original Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Registrants a completed Form W-8BEN Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, or other appropriate Form W-8. These forms may be obtained from the Exchange Agent or from the Internal Revenue Service’s website, www.irs.gov. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for additional instructions.

To prevent backup withholding on reportable payments of principal and interest, each tendering holder of Original Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Original Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write “applied for” in lieu of its TIN. Note: checking this box and writing “applied for” on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If a holder checks the box in Part 2 of the Substitute Form W-9 and writes “applied for” on that form, backup withholding at a rate currently of 28% will nevertheless apply to all reportable payments made by such holder. If such a holder furnishes its TIN to the Registrants within 60 calendar days, however, any amounts so withheld shall be refunded to such holder.

If backup withholding applies, the payor will withhold the appropriate percentage (currently 28%) from payments to the payee. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

6.	Transfer Taxes.

Holders who tender their Original Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Original Notes tendered hereby, or if tendered Original Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the exchange of Original Notes in connection with the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Original Notes specified in this Letter.

7.	Waiver of Conditions.

The Registrants reserve the right to waive satisfaction of any or all conditions enumerated in the Prospectus at any time and from time to time prior to the Expiration Date.

8.	No Conditional Tenders.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter or, in lieu thereof, a Book-Entry Acknowledgement, shall waive any right to receive notice of the acceptance of their Original Notes for exchange.

None of the Registrants, the Exchange Agent or any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Notes nor shall any of them incur any liability for failure to give any such notice.

9.	Mutilated, Lost, Stolen or Destroyed Original Notes.

Any holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.	Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

TO BE COMPLETED BY ALL TENDERING HOLDERS (See Instruction 5)

SUBSTITUTE FORM W-9

REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION

PAYORS’ NAMES: UNIVERSAL CITY DEVELOPMENT PARTNERS, LTD. AND

UCDP FINANCE, INC.

PAYEE INFORMATION

(Please print or type)

Individual or business name (if joint account list first and circle the name of person or entity whose number you furnish in Part 1 below):

Check appropriate box:	☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership ☐ Other

ADDRESS (NUMBER, STREETS AND APT. OR SUITE NO.)

CITY, STATE, AND ZIP CODE

PART 1: TAXPAYER IDENTIFICATION
NUMBER (“TIN”)

Enter your TIN below. For individuals, this is your
social security number. For other entities, it is your
employer identification number. Refer to the chart on
page 1 of the Guidelines for Certification of
Taxpayer Identification Number on Substitute Form
W-9 (the “Guidelines”) for further clarification. If
you do not have a TIN, see instructions on how to
obtain a TIN on page 2 of the Guidelines, check the
appropriate box below indicating that you have
applied for a TIN and, in addition to the Part 3
Certification, sign the attached Certification of
Awaiting Taxpayer Identification Number.

Social Security Number:              -          -

Employer Identification number:              -

☐ Applied For

PART 2: PAYEES EXEMPT FROM BACKUP
WITHHOLDING

Check box (See page 2 of the Guidelines for further
clarification. Even if you are exempt from backup
withholding, you should still complete and sign the
certification below):

☐ Exempt

PART 3: CERTIFICATION

Certification instructions: You must cross out item 2 below if you have been notified by the Internal Revenue Service that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me) and

2.	I am not subject to backup withholding because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

3.	I am a U.S. person (including a U.S. resident alien).

Signature

Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU CHECKED THE BOX “APPLIED FOR” IN PART 1 OF SUBSTITUTE FORM W-9

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a TIN has not been issued to me, and either (i) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN to the payor, the payor is required to withhold and remit to the Internal Revenue Service a percentage (currently 28%) of all reportable payments made to me until I furnish the payor with a TIN.

Signature

Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING AT THE APPLICABLE WITHHOLDING RATE (WHICH IS CURRENTLY 28%) ON ANY REPORTABLE PAYMENTS MADE TO YOU.